Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $15,857.20
                     = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $12,836.44
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $200.00
- Monthly Deduction***                  $458.04
- Mortality & Expense Charge****        $147.49
+ Hypothetical Rate of Return*****    ($173.71)
                                      --------
=                                       $15,857  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                 COI

             1                  $38.12
             2                  $38.13
             3                  $38.14
             4                  $38.15
             5                  $38.16
             6                  $38.17
             7                  $38.17
             8                  $38.18
             9                  $38.19
            10                  $38.20
            11                  $38.21
            12                  $38.22

            Total              $458.04

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1             ($14.80)
             2             ($14.74)
             3             ($14.68)
             4             ($14.62)
             5             ($14.56)
             6             ($14.50)
             7             ($14.45)
             8             ($14.39)
             9             ($14.33)
            10             ($14.27)
            11             ($14.22)
            12             ($14.16)

         Total            ($173.71)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $15,857.20
- Year 5 Surrender Charge         $2,703.00
                                  ---------
=                                   $13,154  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $19,055.67
                     = $300,000

Policy Value:
Year 5 Policy Value =

Policy Value at the end of year 4    $14,961.39
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $200.00
- Monthly Deduction***                  $453.80
- Mortality & Expense Charge****        $166.65
+ Hypothetical Rate of Return*****      $914.74
                                        -------
=                                       $19,056  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $37.84
             2               $37.83
             3               $37.83
             4               $37.83
             5               $37.82
             6               $37.82
             7               $37.82
             8               $37.81
             9               $37.81
            10               $37.81
            11               $37.80
            12               $37.80

            Total           $453.80

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1                $75.69
             2                $75.78
             3                $75.88
             4                $75.98

             5                $76.08
             6                $76.18
             7                $76.28
             8                $76.38
             9                $76.47
            10                $76.57
            11                $76.68
            12                $76.78

            Total            $914.74

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $19,055.67
- Year 5 Surrender Charge            $2,703.00
                                     ---------
=                                      $16,353  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $22,807.25
                     = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $17,356.19
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $200.00
- Monthly Deduction***                  $448.94
- Mortality & Expense Charge****        $188.25
+ Hypothetical Rate of Return*****    $2,288.25
                                      ---------
=                                       $22,807  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $37.51
             2               $37.49
             3               $37.48
             4               $37.46
             5               $37.44
             6               $37.42
             7               $37.40
             8               $37.38
             9               $37.37
            10               $37.35
            11               $37.33
            12               $37.31

            Total           $448.94

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1              $184.20
             2              $185.35
             3              $186.51
             4              $187.67
             5              $188.85
             6              $190.03
             7              $191.23
             8              $192.43
             9              $193.65
            10              $194.87
            11              $196.11
            12              $197.35

         Total            $2,288.25

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $22,807.25
- Year 5 Surrender Charge            $2,703.00
                                     ---------
=                                      $20,104  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $97,936.53
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $79,410.57
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**             $1,250.00
- Monthly Deduction***                 $3,236.54
- Mortality & Expense Charge****         $912.63
+ Hypothetical Rate of Return*****   ($1,074.87)
                                     ----------
=                                        $97,937 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1              $269.37
             2              $269.43
             3              $269.49
             4              $269.56
             5              $269.62
             6              $269.68
             7              $269.74
             8              $269.81

             9              $269.87
            10              $269.93
            11              $269.99
            12              $270.05

         Total            $3,236.54

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1             ($91.71)
             2             ($91.32)
             3             ($90.93)
             4             ($90.54)
             5             ($90.15)
             6             ($89.76)
             7             ($89.37)
             8             ($88.99)
             9             ($88.60)
            10             ($88.21)
            11             ($87.83)
            12             ($87.44)

         Total          ($1,074.87)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $97,936.53
- Year 5 Surrender Charge          $20,840.00
                                   ----------
=                                     $77,097  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $117,779.37
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $92,607.11
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**            $1,250.00
- Monthly Deduction***                $3,208.76
- Mortality & Expense Charge****      $1,031.66
+ Hypothetical Rate of Return*****    $5,662.69
                                      ---------
=                                      $117,779  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1              $267.49
             2              $267.47
             3              $267.46
             4              $267.44
             5              $267.42
             6              $267.41
             7              $267.39
             8              $267.37
             9              $267.35
            10              $267.34
            11              $267.32
            12              $267.30

         Total            $3,208.76

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1              $469.27
             2              $469.75
             3              $470.22
             4              $470.69
             5              $471.17
             6              $471.64
             7              $472.12
             8              $472.60
             9              $473.08
            10              $473.57
            11              $474.05
            12              $474.54

           Total          $5,662.69

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $117,779.37
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                       $96,939  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $141,062.72
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $107,484.06
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**             $1,250.00
- Monthly Deduction***                 $3,176.86
- Mortality & Expense Charge****       $1,165.83
+ Hypothetical Rate of Return*****    $14,171.35
                                      ----------
=                                       $141,063 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

                 1          $265.37
                 2          $265.26
                 3          $265.15
                 4          $265.03
                 5          $264.92
                 6          $264.80
                 7          $264.69
                 8          $264.57
                 9          $264.45
                10          $264.33
                11          $264.21
                12          $264.09

             Total        $3,176.86

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1             $1,142.34
             2             $1,149.17
             3             $1,156.06
             4             $1,163.00
             5             $1,170.00
             6             $1,177.05
             7             $1,184.17
             8             $1,191.34
             9             $1,198.57
            10             $1,205.86
            11             $1,213.20

            12             $1,220.61

         Total            $14,171.35

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $141,062.72
- Year 5 Surrender Charge          $20,840.00
                                   ----------
=                                    $120,223  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 3

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $14,812.50
                     = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $12,026.36
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $200.00
- Monthly Deduction***                  $711.23
- Mortality & Expense Charge****        $138.96
+ Hypothetical Rate of Return*****    ($163.67)
                                      --------
=                                       $14,813  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $51.68
             2               $51.70
             3               $51.72

             4               $51.73
             5               $51.75
             6               $51.76
             7               $51.78
             8               $51.79
             9               $51.81
            10               $51.82
            11               $51.84
            12               $51.85

         Total              $621.23

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1             ($14.05)
             2             ($13.98)
             3             ($13.90)
             4             ($13.83)
             5             ($13.75)
             6             ($13.68)
             7             ($13.60)
             8             ($13.53)
             9             ($13.45)
            10             ($13.37)
            11             ($13.30)
            12             ($13.23)

         Total            ($163.67)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $14,812.50
- Year 5 Surrender Charge           $2,703.00
                                    ---------
=                                     $12,110  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $17,853.76
                     = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $14,053.60
+ Annual Premium*                    $4,000.00
- Premium Expense Charge**             $200.00
- Monthly Deduction***                 $705.77
- Mortality & Expense Charge****       $157.26
+ Hypothetical Rate of Return*****     $863.20
                                       -------
=                                      $17,854  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $51.31
             2               $51.31
             3               $51.31
             4               $51.31
             5               $51.31
             6               $51.31
             7               $51.31
             8               $51.31
             9               $51.31
            10               $51.31
            11               $51.31
            12               $51.31

         Total              $615.77

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1               $71.93
             2               $71.93
             3               $71.93
             4               $71.93
             5               $71.93
             6               $71.93
             7               $71.93
             8               $71.93
             9               $71.93
            10               $71.93
            11               $71.93
            12               $71.93

            Total           $863.20

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $17,853.76
- Year 5 Surrender Charge           $2,703.00
                                    ---------
=                                     $15,151  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $21,426.30
                     = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $16,341.14

+ Annual Premium*                      $4,000.00
- Premium Expense Charge**               $200.00
- Monthly Deduction***                   $699.50
- Mortality & Expense Charge****         $177.91
+ Hypothetical Rate of Return*****     $2,162.57
                                       ---------
=                                        $21,426 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $50.90
             2               $50.88
             3               $50.86
             4               $50.84
             5               $50.82
             6               $50.80
             7               $50.78
             8               $50.76
             9               $50.74
            10               $50.72
            11               $50.70
            12               $50.68

            Total           $609.50

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $175.17
             2               $176.06
             3               $176.96
             4               $177.87
             5               $178.78

             6               $179.70
             7               $180.63
             8               $181.57
             9               $182.52
            10               $183.47
            11               $184.43
            12               $185.40

            Total          $2,162.57

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $21,426.30
- Year 5 Surrender Charge           $2,703.00
                                    ---------
=                                     $18,723  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 4

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $86,114.58
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $70,284.10
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**            $1,250.00
- Monthly Deduction***                $6,141.82
- Mortality & Expense Charge****        $816.29
+ Hypothetical Rate of Return*****    ($961.41)
                                      --------
=                                       $86,115  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1              $503.35
             2              $503.53
             3              $503.71
             4              $503.88
             5              $504.06
             6              $504.23
             7              $504.41
             8              $504.58
             9              $504.76
            10              $504.93
            11              $505.10
            12              $505.28

            Total         $6,051.82

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1             ($83.36)
             2             ($82.77)
             3             ($82.18)
             4             ($81.59)
             5             ($81.00)
             6             ($80.41)
             7             ($79.82)
             8             ($79.23)
             9             ($78.64)
            10             ($78.06)
            11             ($77.47)
            12             ($76.89)

            Total         ($961.41)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $86,114.58
- Year 5 Surrender Charge      $20,840.00
                               ----------
=                                 $65,275  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $104,190.05
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $82,379.54
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**            $1,250.00
- Monthly Deduction***                $6,094.58
- Mortality & Expense Charge****        $925.64
+ Hypothetical Rate of Return*****    $5,080.73
                                      ---------
=                                      $104,190  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1              $500.15
             2              $500.19
             3              $500.23
             4              $500.27
             5              $500.32
             6              $500.36
             7              $500.40
             8              $500.45

             9              $500.49
            10              $500.53
            11              $500.58
            12              $500.62

            Total         $6,004.58

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1              $426.96
             2              $426.32
             3              $425.68
             4              $425.03
             5              $424.38
             6              $423.73
             7              $423.08
             8              $422.43
             9              $421.77
            10              $421.11
            11              $420.45
            12              $419.78

            Total         $5,080.73

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $104,190.05
- Year 5 Surrender Charge          $20,840.00
                                   ----------
=                                     $83,350  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $125,460.52
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $96,046.95
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**            $1,250.00
- Monthly Deduction***                $6,040.21
- Mortality & Expense Charge****      $1,049.14
+ Hypothetical Rate of Return*****   $12,752.92
                                     ----------
=                                      $125,461  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1              $496.53
             2              $496.41
             3              $496.29
             4              $496.16
             5              $496.04
             6              $495.92
             7              $495.79
             8              $495.67
             9              $495.54
            10              $495.41
            11              $495.29
            12              $495.16

            Total         $5,950.21

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1            $1,040.50
             2            $1,044.43
             3            $1,048.40
             4            $1,052.40
             5            $1,056.43
             6            $1,060.50
             7            $1,064.60
             8            $1,068.73
             9            $1,072.90
            10            $1,077.10
            11            $1,081.33
            12            $1,085.61

            Total        $12,752.92

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $125,460.52
- Year 5 Surrender Charge         $20,840.00
                                  ----------
=                                   $104,621  (rounded to the nearest dollar)